Exhibit 10.1

Audit Committee Charter

I. Purpose

The Committee’s primary purpose is to assist the Board in fulfilling its oversight responsibilities with respect to:

i.

The integrity of the annual and quarterly financial statements that are provided to shareholders and regulatory bodies;

ii.

The Corporation’s compliance with accounting and finance based legal and regulatory requirements;

iii.

The independent auditor’s qualifications and independence;

iv.

The system of internal accounting and financial reporting controls that management has established,

v.

The performance of the internal and independent audit process and the independent auditor,

vi.

Oversight of the Internal Audit function.

The Committee shall also prepare such reports as are required to be prepared by it by applicable securities law. In addition, the Committee provides an avenue for communication between each of internal audit, the independent auditors, financial and senior management and the Board. The Committee shall have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Committee, as representatives of the shareholders. The Committee shall make regular reports to the Board concerning its activities. The Committee, in its capacity as a committee of the Board, subject to shareholder approval requirements, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors.

II. Composition of the Committee

The Committee will be comprised of directors and when deemed necessary: independent legal, financial or other advisors as agreed upon by unanimous vote by the Board.

All of the Committee members must be independent. To be considered independent, a director must, as a minimum, meet the criteria for independence:

a)

Required by the applicable securities regulations and any applicable laws, rules and regulations; and

b)

Established by the Board in the Corporation’s Corporate Governance Guidelines or otherwise;

c)

Established by the U.S. Securities and Exchange Commission or other regulatory jurisdictions or commissions.

In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, receive from the Corporation, directly or indirectly, any consulting, advisory or other compensatory fees. In recognition of the greater responsibilities and obligations expected of members of the Committee, a member of the Committee may receive additional directors’ fees from the Corporation for serving on the Committee. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Committee member in the performance of his or her duties.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise and, where possible, at least one member of the Committee shall qualify as an “audit committee financial expert” within the meaning of applicable securities legislation.

Members of the Committee may not serve on the audit committees of more than two additional public companies without the approval of the Board.

Committee members shall serve until the successors shall be duly designated and qualified. Any member may be removed at any time, with or without cause, by a majority of the Board then in office. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office.

The Committee’s chairman shall be designated by the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III. Frequency of Meetings

Monthly  (by conference call and quarterly at company headquarters )

IV. Meetings

The Committee shall meet at least four times a year and as many additional times as the Committee deems necessary to carry out its duties effectively.

Only members of the Committee are entitled to be present at a Committee meeting. The Committee may extend an invitation to any person to attend all or part of any meeting of the Committee which it considers appropriate including a person who will take minutes.

The Committee shall not grant an automatic or standing right of attendance to executives or other officers of the Company, who shall only attend meetings on the specific invitation of the Committee.  At the invitation of the Committee, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Audit Officer and representatives of the independent auditors shall be expected to attend all meetings.  Additionally, if the Board deems it necessary, it may select, by unanimity, a Board director to coordinate various committees of the Board and that director will receive specific invitation to Audit Committee meetings without committee voting rights. That director will receive additional directors’ fees from the Corporation for serving in this capacity; these fees will be commensurate with the extra effort expended in the capacity as Board coordinator, and approved by the Chairman.

A quorum for a meeting of the Committee is two members. A duly convened meeting of the Committee at which a quorum is present is competent to exercise all or any of the authorities, powers or discretions vested in or exercisable by, the Committee.

Minutes of the proceedings and resolutions of all meetings shall be maintained (including the names of those present and in attendance) and the Chairman of the Committee will circulate the minutes of the meetings to all members of the Board.  Decisions of the Committee will be reported on an oral basis by the Chairman of the Committee, as appropriate, at the next Board meeting.

The Chief Audit Officer or independent auditors may request a meeting of the Committee if they deem that one is necessary.

At least once a year the Committee shall meet with the independent auditor and separately with the Chief Audit Officer without any Executive Directors or any other officers of the Company present, except the Company Secretary if requested by the Committee Chairman.

V. Annual General Meeting

The Chairman of the Committee shall attend the Annual General Meeting of the company and shall answer questions through the Chairman of the Board, on the Audit Committee’s activities and their responsibilities.

VI. Authority

The Board of Directors has granted the Committee the authority herein provided. The Committee has been, and shall be, granted unrestricted access to all information and all employees have been, and shall be, directed to cooperate as requested by members of the Committee.

The Board has the power, acting as a Company or committee, to hire independent legal, financial or other advisors as it may deem necessary.  Such action may be approved in either of two ways, (i) in the annual budget, or (2) by unanimous vote of the Board.  Each committee has the right to hire independent legal, financial or other advisors as it may deem necessary, provided that funds are approved in the committee budget or by request to the Board.  The Chairman of a Board committee seeking such approval shall make the request through the Chairman of the Board or the Lead Director.

The Company must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

Subject to the financial approval, the Committee has the authority to retain, at the Corporation’s expense, persons having special competencies (including, without limitation, legal, accounting, actuarial, or other consultants and experts) to assist the Committee in fulfilling its responsibilities. The Committee has the sole authority to approve the fees and other terms of retention of such experts.

VII. Responsibilities

To carry out its oversight responsibilities, the Committee shall:

A. Audit Specific Duties

(i) Auditor Qualifications and Selection

1.

Subject to applicable law requiring shareholder approval of auditors, be solely responsible for selecting, retaining, compensating, overseeing and, where necessary, terminating the independent auditors, who shall be a “Registered Public Accounting Firm” within the meaning of applicable securities legislation in effect from time to time. The independent auditor shall be required to report directly to the Committee. The Committee shall be entitled to adequate funding from the Corporation for the purpose of compensating the independent auditor for completing an audit and audit report or performing other audit, review or attest services for the Corporation.

2.

Auditors of foreign divisions, subsidiaries or affiliates should be registered with the U.S. Public Accounting Oversight Board.

3.

There will be an evaluation of the independent auditor’s qualifications, performance and independence. As part of that evaluation, at least annually obtain and review a report by the independent auditor describing: the firm’s (auditor’s) internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Corporation. Ensure that the independent auditors do not provide non-audit services that would disqualify them as independent under applicable regulations. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Ensure that the lead audit partner of the independent auditor is replaced periodically, in accordance with regulatory requirements applicable to the Corporation. Recommend to the Board guidelines for the Corporation’s hiring of senior employees and former employees of the independent auditor who were engaged on the Corporation’s account.

(ii) Audit Process

1.

Pre-approve all auditing services (which may entail comfort letters in connection with securities underwritings). Subject to applicable securities laws, pre-approve the retention of the independent auditor for any significant non-audit services permitted under applicable securities law and the fee for such services. All pre-approvals of such non-audit services shall be disclosed as required by applicable securities law. The Committee may delegate to one or more of its members the authority to grant pre-approvals required hereunder provided that any pre-approvals so granted are presented in writing to the Committee at the next regularly scheduled meeting.

2.

Meet with the independent auditor prior to the audit to review the scope and general extent of the independent auditor’s annual audit including the planning and staffing of the audit. This review shall include an explanation from the independent auditors of the factors considered by the auditors in determining their audit scope, including the major risk factors.

3.

Require the independent auditor to provide a timely report setting forth (i) all critical accounting policies, significant accounting judgments and practices to be used; (ii) all alternative treatments of financial information within Generally Accepted Accounting Principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and, (iii) other material written communications between the independent auditor and management.

4.

Take all reasonable steps to ensure that officers, directors or persons acting under their direction are aware that they are prohibited from coercing, manipulating, misleading or fraudulently influencing the independent auditors when such person knew or should have known that the action could result in rendering the financial statements materially misleading.

5.

Upon completion of the annual audit, review the following with management and the independent auditors:

•

The annual financial statements including related footnotes and the MD&A to be included in the Corporation’s annual report to shareholders on Form 10-K.

•

The significant audit and accounting judgments and reporting principles, practices and procedures applied by the Corporation in preparing its financial statements including any newly adopted accounting policies and the reasons for their adoption.

•

Any transactions accounted for by the Corporation where management has obtained opinion letters providing that hypothetical transactions accounted for in a similar manner are accounted for in accordance with GAAP (letters issued in accordance with Statement of Auditing Standards 50 - “Reports on the Application of Accounting Principles”).

•

The results of the audit of the financial statements and the related audit report thereon. The independent auditors should confirm to the Committee that no limitations were placed on the scope or nature of their audit procedures.

•

The levels of errors identified during the audit, obtaining explanations from management and, where necessary the independent auditors, as to why certain errors might remain unadjusted.

•

Major issues that arose during the course of the audit and have subsequently been resolved and those issues that have been left unresolved.

•

Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit, including any problems or disagreements with management which, if not satisfactorily resolved, would have caused the independent auditors to issue a non-standard report on the Corporation’s financial statements.

•

The co-operation received by the independent auditors during their audit, including access to all requested records, data and information.

•

Any other matters not described above that are required to be communicated by the independent auditors to the Committee pursuant to Statement of Auditing Standards 61 – “Communication With Audit Committee”, as amended by Statement of Auditing Standards 90 – “Audit Committee Communications”.

6.

Generally, as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Corporation’s general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

B. Ongoing Duties

1.

Discuss guidelines and policies with respect to risk assessment and risk management. Discuss major financial risk exposures and steps management has taken to monitor and control such exposures.

2.

Review and reassess the adequacy of this Mandate annually and recommend any proposed changes to the Board for approval.

3.

Regularly report to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditor, and the performance of the internal audit function.

4.

Review interim, 10Q,  and annual financial statements, the Company's annual report, preliminary announcements and related formal statements before submission to the Board, paying particular attention to:

•

critical accounting policies and practices and any changes therein;

•

decisions requiring a major element of judgment;

•

the extent to which the financial statements are affected by any unusual transactions in the year and how they are disclosed;

•

the clarity and completeness of disclosures and report its views to the Board where, following its review, the Committee is not satisfied with any aspect of the proposed financial reporting by the Company;

•

significant adjustments resulting from the audit;

•

the going concern assumption;

•

compliance with applicable accounting standards;

•

compliance with stock exchange and legal requirements,

•

reviewing the Company's statement on internal control systems prior to endorsement by the Board and to review the policies and process for identifying and assessing business risks and the management of those risks by the Company.

•

The Chair of the Committee may represent the entire Committee for purposes of this review.

5.

Review the general types and presentation format of information that it is appropriate for the Corporation to disclose in earnings press releases or other earnings guidance provided to analysts and rating agencies.

6.

Prior to each annual news release reporting proven and probable reserves, review with the director of reserves reporting the Corporation's policies, procedures and methodology regarding the reporting of proven and probable reserves and non-reserve mineralized material.

7.

Establish sub-committees for Disclosure Review, Reserves Review and Finance or else the Audit Committee itself is responsible for those duties.  The Reserves review and Finance Committees both have written mandates.  Disclosure Review is the subject of Policy # 201 – External Communications.

8.

Receive reports, from time to time, as required, from the Chair or other representative of any sub-committee that may be formed such as a Finance Committee or a Reserves Review Committee and discuss with them issues of relevance to both the Committee and each of the Finance Committee and the Reserves Review Committee.

9.

Participate in an annual performance evaluation by the Nominating Committee, the results of which will be reviewed by the Board.

10.

The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties. The Committee shall be entitled to adequate funding from the Corporation for such counsel and other advisors, as determined by the Committee, and for ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

11.

Perform any other activities consistent with this Mandate, the Corporation’s By-Laws and applicable law, as the Committee or the Board deems necessary or appropriate.

C. Internal Control Supervision Duties

1.

Review with management the Corporation’s internal controls over financial reporting, in accordance with regulatory requirements.

2.

Review with the Corporation’s management, Chief Audit Officer and the independent auditors the Corporation’s internal accounting and financial reporting controls, any significant deficiencies in them and any proposed major changes to them.

3.

Review the performance of internal audit, the scope of internal audit’s work plan for the year and receive a summary report of major findings by internal audit and management’s action plan.

4.

Review with management, the Chief Financial Officer, CAO and the independent auditors the methods used to establish and monitor the Corporation’s policies with respect to unethical or illegal activities by Corporation employees that may have a material impact on the financial statements.

5.

Oversee conduct review by obtaining an annual report summarizing the statements of compliance completed by employees pursuant to the Corporate - Ethics policies (i.e., the 500 series policies) of the Company and making such resulting inquiries as the Committee deems necessary.

6.

Meet with management, internal audit and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as “material” or “serious”. Typically, such recommendations shall be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the recommendations.

7.

Receive a report, at least annually, from the Reserves Review Committee on the Corporation’s petroleum and natural gas reserves and on the findings of any independent qualified consultants.

8.

Review any appointment or dismissal of the senior Audit Officer.

9.

Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

10.

Review with management and the independent auditor any off-balance sheet financing mechanisms, transactions or obligations of the Corporation.

11.

Review with management and the independent auditor any related party transactions.

12.

Establish, implement and, as necessary, revise the procedures set forth in the Corporation’s Ethics Policy for:

(i)

the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting and financial reporting controls, or auditing matters;

(ii)

the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters; and,

(iii)

addressing a reporting attorney’s report of a material breach of securities law, material breach of fiduciary duty or similar material violation.

13.

Review with the independent auditors the quality of the Corporation’s accounting personnel. Review with management the responsiveness of the independent auditors to the Corporation’s needs.

14.

Receive all internal audit reports and assign responsibility for reading them to at least one member of the Committee.

D. Regulatory Compliance Duties

1.

Prepare a letter for the annual report to shareholders and the Annual Report on Form 10-K, disclosing whether or not, with respect to the prior fiscal year:

(i)

management has reviewed the audited financial statements with the Committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the Corporation’s financial statements;

(ii)

the independent auditors have discussed with the Committee the independent auditors’ judgments of the quality of those principles as applied and judgments referenced in (i) above under the circumstances;

(iii)

the members of the Committee have discussed among themselves, without management or the independent auditors present, the information disclosed to the Committee described in (i) and (ii) above; and,

(iv)

the Committee, in reliance on the review and discussions conducted with management and the outside auditors pursuant to (i) and (ii) above, believes that the Corporation’s financial statements are fairly presented in conformity with Canadian GAAP in all material respects and that the reconciliation of the Corporation’s financial statements to U.S. GAAP complies with the requirements of the Securities Exchange Act of 1934.

2.

Receive reports, from time to time, as required, from management, the Corporation’s Chief Audit Officer or, to the best of their knowledge, the independent auditor that the Corporation’s subsidiary / foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Ethics Policy, including disclosures of insider and affiliated party transactions.

3.

Review with the independent auditor any reports required to be submitted to the Committee under Section 10A of the Securities Exchange Act of 1934 (regarding the detection of illegal acts, the identification of related party transactions and the evaluation of whether there is substantial doubt about the ability of the Corporation to continue as a going concern).

4.

Prepare such reports as are required to be prepared by the Committee pursuant to applicable securities law.

5.

Pre-approve non-audit services provided by the independent auditor.  Note that Sarbanes-Oxley makes it unlawful for the independent auditor to perform any consulting or accounting activities for the Company, but tax preparation is permitted.

Adopted by the Board of Directors on June 11, 2012

By: /s/ Wayne St. Cyr

Wayne St. Cyr, Corporate Secretary